Exhibit 99.1

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON

                    , 2006,

UNLESS EXTENDED (THE “EXPIRATION DATE”). TENDERS OF OLD NOTES MAY

BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

AMERISOURCEBERGEN CORPORATION

LETTER OF TRANSMITTAL

5 5/8% SENIOR NOTES DUE 2012, CUSIP Nos. 03073EAC9 & U0268MAC9

5 7/8% SENIOR NOTES DUE 2015, CUSIP Nos. 03073EAE5 & U0268MAD7

TO: J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION

THE EXCHANGE AGENT

By Registered or Certified Mail, Hand Delivery or Overnight Courier:	By Facsimile:
(214) 468-6494

Confirm by Telephone:
J.P. Morgan Trust Company, National Association Worldwide Securities Services 2001 Bryan Street, 9th Floor Dallas, Texas 75202 Attention: Mr. Frank Ivins	(214) 468-6464

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE

LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS

ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ

CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR EXISTING

NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT

WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE

EXPIRATION DATE.

The undersigned acknowledges receipt of the Prospectus dated                     , 2006 (the “Prospectus”) of AmerisourceBergen Corporation (the “Issuer”) and this Letter of Transmittal (the “Letter of Transmittal”), which together constitute the Issuer’s Offer to Exchange (the “Exchange Offer”) $400,000,000 principal amount of its 5 5/8% Senior Notes due 2012 (the “New 2012 Notes”) and $500,000,000 principal amount of its 5 7/8% Senior Notes due 2015 (the “New 2015 Notes,” together with the New 2012 Notes, the “New Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 5 5/8% Senior Notes due 2012 (the “Old 2012 Notes”), of which $400,000,000 principal amount is outstanding and for each $1,000 principal amount of its outstanding 5 7/8% Senior Notes due 2015 (the “Old 2015 Notes,” together with the Old 2012 Notes, the “Old Notes”), of which $500,000,000 principal amount is outstanding, upon the terms and conditions set forth in the Prospectus and this Letter of Transmittal. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Interest on the New Notes will accrue from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Issuer reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Issuer shall notify holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be used by Holders if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes” by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery Procedures.” DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

The term “Holder” with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of the Issuer or any other person who has obtained a properly completed bond power from the registered Holder, or (ii) whose Old Notes are held of record by DTC (or its nominee) who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through the DTC Automated Tender Offer Program (“ATOP”), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s DTC account. DTC will then send an Agent’s Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer prior to the Expiration Date by submitting a Notice of Guaranteed Delivery or Agent’s Message relating thereto as described herein under Instruction 1, “Guaranteed Delivery Procedures.”

The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 11 herein.

HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES

MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE CHECKING ANY BOX BELOW

DESCRIPTION OF 5 5/8% SENIOR NOTES DUE 2012 (2012 NOTES)

Name(s) and Address(es) of Registered Holder(s) (Please fill-in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented By Certificate(s)	Principal Amount Tendered (If Less Than All)**

* Need not be completed by Holders tendering by book-entry transfer.

**     Unless indicated in the column labeled “Principal Amount Tendered,” any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled “Aggregate Principal Amount Represented by Certificate(s).” If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF 5 7/8% SENIOR NOTES DUE 2015 (2015 NOTES)

Name(s) and Address(es) of Registered Holder(s) (Please fill-in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented By Certificate(s)	Principal Amount Tendered (If Less Than All)**

* Need not be completed by Holders tendering by book-entry transfer.

**     Unless indicated in the column labeled “Principal Amount Tendered,” any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled “Aggregate Principal Amount Represented by Certificate(s).” If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

The minimum permitted tender is $1,000 in principal amount of Old Notes.

All other tenders must be integral multiples of $1,000.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 4, 5, and 6)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates for New Notes issued in exchange for Old Notes accepted for exchange, or Old Notes not tendered or not accepted for exchange, are to be issued in the name of someone other than the undersigned or, if such Old Notes are being tendered by book-entry transfer, to someone other than DTC or to another account maintained by DTC.

Issue certificate(s) to:

To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Mail certificate(s) to:

Name

Address

Name

Address	(Include Zip Code)

(Include Zip Code)	(Taxpayer Identification or Social Security No.)

(Taxpayer Identification or Social Security No.)

DTC Acct. No.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Book-Entry Account No. Transaction Code No.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

IF DELIVERED BY BOOK-ENTRY TRANSFER, PLEASE COMPLETE THE FOLLOWING:

Account Number Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND ARE RECEIVING NEW NOTES FOR YOUR OWN ACCOUNT IN EXCHANGE FOR OLD NOTES THAT WERE ACQUIRED AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES.

Name:

Address:

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the New Agent its agent and attorney-in-fact (with full knowledge that the New Agent also acts as the agent of the Issuer and as Trustee under the Indenture for the Old Notes and New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Issuer, or transfer ownership of such Old Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuer and (ii) present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuer. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such New Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has any arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder nor any such other person is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer or any of its subsidiaries.

The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the “SEC”) that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder’s business and such holders have no arrangements or understandings with any person to participate in the distribution of such New Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the assignment, transfer and purchase of the Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of

Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer—Withdrawal Rights” section of the Prospectus.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent.

If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at such different address as may be indicated under “Special Delivery Instructions” as promptly as practicable after the Expiration Date.

The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption “The Exchange Offer—Procedures for Tendering Old Notes” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not accepted for exchange in the name(s) of the undersigned (or in either such event in the case of the Old Notes tendered through DTC, by credit to the undersigned’s account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s), unless, in either event, tender is being made through DTC. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not accepted for exchange in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered Holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered.

Holders of Old Notes who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the New Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery Procedures.” See Instruction 1 regarding the completion of the Letter of Transmittal printed below.

SIGNATURE PAGE

PLEASE SIGN HERE WHETHER OR NOT

OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X			, 2006
Date

X			, 2006
	Signature(s) of Registered Holder(s) or Authorized Signatory	Date

Area Code and Telephone Number:

The above lines must be signed by the registered Holder(s) of Old Notes as their name(s) appear(s) on the Old Notes or, if the Old Notes are tendered by a participant in DTC, as such participant’s name appears on a security position listing as the owner of Old Notes, or by a person or persons authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s):
(Please Print)

Capacity:
(Title)

Address:
(Include Zip Code)

Signature(s) Guaranteed by an Eligible Institution (if required by Instruction 4):

(Authorized Signature)

(Title)

(Name of Firm)

Dated:                     , 2006

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by Holders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The Exchange Offer— Procedures for Tendering Old Notes—Book-Entry Transfer” section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of the addresses set forth herein on or prior to the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer—Procedures for Tendering Old Notes—Guaranteed Delivery Procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form provided by the Issuer, setting forth the name and address of the Holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange (“NYSE”) trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD NOTES ARE SENT BY MAIL, IT IS SUGGESTED THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT THE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

See “The Exchange Offer” section in the Prospectus.

2. Tender by Holder. Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered Holder and who wishes to tender should arrange with the registered Holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder’s name or obtain a properly completed bond power from the registered Holder.

3. Partial Tenders. Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of 5 5/8% Senior Notes due 2012 (2012 Notes)” or “Description of 5 7/8% Senior Notes due 2015 (2015 Notes)” above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of a Holder’s Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted for exchange will be sent to the Holder at his or her registered address (unless a different address is provided in the appropriate box on this Letter of Transmittal) promptly after the Old Notes are accepted for exchange.

4. Signatures on this Letter of Transmittal; Endorsements and Powers of Attorney; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any Old Notes not tendered or not accepted for exchange are to be reissued, to a person or persons other than the registered Holder(s), then endorsements of any certificate(s) transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers or powers of attorney, in each case signed exactly as the name or names appear(s) on the registered Holder(s) certificate(s) and signatures on such certificate(s) or power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates, bond powers or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

Endorsements on certificates for Old Notes or signatures on bond powers or powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program (an “Eligible Institution”).

Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Old Notes are tendered (i) by a registered Holder of Old Notes (which term, for purposes of the Exchange Offer, includes any DTC participant whose name appears on a security position listing as the Holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

5. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of a tender of Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that New Notes issued in exchange for Old Notes accepted for exchange or Old Notes not tendered or accepted for exchange be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such New Notes or Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

6. Tax Identification Number. Federal income tax law requires that a Holder whose Old Notes are accepted for exchange must provide the Issuer (as payer) with his, her or its correct Taxpayer Identification Number (“TIN”), which, in the case of an exchanging Holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”), and payments made with respect to the New Notes or Exchange Offer may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained by timely filing the required information with the IRS. Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”

To prevent backup withholding, each exchanging Holder must provide his, her or its correct TIN by completing the Substitute Form W-9 included below in this Letter of Transmittal, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that the Holder is exempt from backup withholding because (i) the Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the Holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Issuer that a foreign individual qualifies as an exempt recipient, such Holder must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Issuer within 60 days, backup withholding may begin and continue until you furnish your TIN to the Issuer.

7. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person(s) other than the registered Holder(s) of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder(s) or on any other person(s)) will be payable by the tendering Holder(s). If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

8. Waiver of Conditions. The Issuer reserves the absolute right to amend, waive or modify conditions to the Exchange Offer in the case of any Old Notes tendered.

9. No Conditional Transfers. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes, nor shall any of them incur any liability for failure to give any such notice.

10. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at one of the addresses indicated herein for further instructions.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Prospectus, this Letter of Transmittal, the Notice of Guaranteed Delivery or the “Guidelines for Certification of Taxpayer Identification Number” on Substitute Form W-9 may be directed to the Exchange Agent at one of the addresses specified in the Prospectus.

(DO NOT WRITE IN THE SPACE BELOW)

Account Number:                                                                      Transaction Code Number:

Certificate Surrendered	Existing Notes Tendered	Existing Notes Accepted

Delivery	Prepared By: Checked By: Dated:

PAYER’S NAME: AMERISOURCEBERGEN CORPORATION

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)
Address City, state and ZIP code List account number(s) here (optional)

Payer’s Request for TIN	Part 1 PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security number or TIN

Part 2 Check the box if you are not subject to backup withholding because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding ☐.

	CERTIFICATION—UNDER PENALTIES OF PERJURY, I CERTIFY THAT I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN) AND THAT THE INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.	Part 3 EXEMPT ☐ AWAITING TIN ☐

Signature		Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING WITH RESPECT TO ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER OR WITH RESPECT TO THE NEW NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

If you are an exempt recipient, check the “Exempt” box in Part 3, sign and date the form. You should still complete this form to avoid possible erroneous backup withholding.

Check the “Awaiting TIN” box in Part 3 if you have applied for a TIN or intend to apply for a TIN in the near future. Payments made to you may be subject to withholding until you provide a TIN and you will, in any event, be subject to backup withholding on further payments if you do not provide a TIN within 60 days.